UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 17, 2010
Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991

(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360

(Address of Principal Executive Offices)	(Zip Code)
(401) 751-1600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction
On December 21, 2010, Nortek, Inc. (the “Company”) filed a Current Report on Form 8-K (the “December 21 Report”) describing, in Item 2.01 and Item 9.01 thereof, the completion of the Company’s acquisition of Ergotron, Inc., a Minnesota corporation (“Ergotron”). The December 21 Report is incorporated herein by reference. This Current Report on Form 8-K supplements the information contained in Item 9.01 of the December 21 Report.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited statements of operations and cash flows of Ergotron for the years ended December 31, 2009, 2008 and 2007 and the audited balance sheets of Ergotron as of December 31, 2009 and 2008 are incorporated herein by reference to Exhibit 99.1 to this current report. The unaudited statements of operations and cash flows of Ergotron for the nine months ended October 2, 2010 and October 3, 2009 and the unaudited balance sheet of Ergotron as of October 2, 2010 are incorporated herein by reference to Exhibit 99.2 to this current report.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K are incorporated herein by reference to Exhibit 99.3 to this current report.
(d) Exhibits.

2.1
Agreement and Plan of Merger dated December 3, 2010, by and among Ergotron, Inc., the Seller Representatives named therein, Nortek, Inc. and Eagan Acquisition Corporation. (Exhibit 2.1 to Nortek, Inc. Form 8-K filed December 6, 2010.)

99.1	Consolidated Financial Statements of Ergotron, Inc.
Consolidated Statements of Operations for the Years Ended December 31, 2009, 2008, and 2007.
Consolidated Balance Sheets as of December 31, 2009 and 2008.
Consolidated Statements of Cash Flows for the Years Ended December 31, 2009, 2008 and 2007.
Notes to the Consolidated Financial Statements.

99.2	Unaudited Condensed Consolidated Financial Statements of Ergotron, Inc.
Condensed Consolidated Statements Operations for the Nine Months Ended October 2, 2010 and October 3, 2009.
Condensed Consolidated Balance Sheet as of October 2, 2010.
Condensed Consolidated Statements of Cash Flows for the Nine Months Ended October 2, 2010 and October 3, 2009.
Notes to the Unaudited Condensed Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Condensed Consolidated Balance Sheet as of October 2, 2010
Condensed Consolidated Statements of Operations for the First Nine Months Ended October 2, 2010 and the Year Ended December 31, 2009

99.4	Press release of Nortek, Inc., dated December 17, 2010. (Exhibit 99.1 to Nortek, Inc. Form 8-K filed December 21, 2010.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK, INC.
By:	/s/ Edward J. Cooney
	Name:	Edward J. Cooney
	Title:	Senior Vice President and Treasurer

Date: November 10, 2011

EXHIBIT INDEX

Exhibit No	Description of Exhibits

2.1
Agreement and Plan of Merger dated December 3, 2010, by and among Ergotron, Inc., the Seller Representatives named therein, Nortek, Inc. and Eagan Acquisition Corporation. (Exhibit 2.1 to Nortek, Inc. Form 8-K filed December 6, 2010.)

99.1	Consolidated Financial Statements of Ergotron, Inc.
Consolidated Statements of Operations for the Years Ended December 31, 2009, 2008, and 2007.
Consolidated Balance Sheets as of December 31, 2009 and 2008.
Consolidated Statements of Cash Flows for the Years Ended December 31, 2009, 2008 and 2007.
Notes to the Consolidated Financial Statements.

99.2	Unaudited Condensed Consolidated Financial Statements of Ergotron, Inc.
Condensed Consolidated Statements Operations for the Nine Months Ended October 2, 2010 and October 3, 2009.
Condensed Consolidated Balance Sheet as of October 2, 2010.
Condensed Consolidated Statements of Cash Flows for the Nine Months Ended October 2, 2010 and October 3, 2009.
Notes to the Unaudited Condensed Consolidated Financial Statements

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Nortek, Inc.
Condensed Consolidated Balance Sheet as of October 2, 2010
Condensed Consolidated Statements of Operations for the First Nine Months Ended October 2, 2010 and the Year Ended December 31, 2009

99.4	Press release of Nortek, Inc., dated December 17, 2010. (Exhibit 99.1 to Nortek, Inc. Form 8-K filed December 21, 2010.)